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                                                                    Exhibit 1(v)

                              FOUNTAIN SQUARE FUNDS

                                AMENDMENT NO. 12
                              DECLARATION OF TRUST
                              dated March 23, 1998

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

          "Section 5. Establishing and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
          Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be, and hereby are, established and designated as:
                         Fountain Square Balanced Fund:
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                     Fountain Square Commercial Paper Fund:
                              Investment A Shares;
                              Institutional Shares;
                 Fountain Square Government Cash Reserves Fund:
                              Investment A Shares;
                              Institutional Shares;
                   Fountain Square International Equity Fund:
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                          Fountain Square Mid Cap Fund:
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                    Fountain Square Ohio Tax Free Bond Fund:
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                       Fountain Square Quality Bond Fund:
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                      Fountain Square Quality Growth Fund:


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                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                Fountain Square U.S. Government Securities Fund:
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                       Fountain Square Equity Income Fund;
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                      Fountain Square Bond Fund For Income;
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                      Fountain Square Municipal Bond Fund;
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                         Fountain Square Pinnacle Fund;
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                         Fountain Square Cardinal Fund;
                              Investment A Shares;
                              Investment C Shares;
                              Institutional Shares;
                  Fountain Square Tax Exempt Money Market Fund;
                              Investment A Shares;
                            Institutional Shares; and
                 Fountain Square U.S. Treasury Obligations Fund;
                              Institutional Shares.

The remainder of Section 5 of Article III of the Declaration of Trust shall remain in effect as previously constituted.

The undersigned Secretary of Fountain Square Funds hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 23rd day of March, 1998.

WITNESS the due execution hereof this 20th day of May, 1998.

                                                     /S/ JEFFREY C. CUSICK
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                                                     Jeffrey C. Cusick
                                                     Secretary